SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 26, 2002



                            The X-Change Corporation
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             (Exact name of registrant as specified in its charter)


Nevada                              0-41703                           43-1594165
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(State or other                    (Commission                     (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                           Number)




            36 West 44th Street, Suite 1201, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (646) 728-7023

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits.

  EXHIBIT NUMBER                  DESCRIPTION

         99.1 Press release dated January 6, 2003 announcing the cessation of operations of WEBIXTRADER.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 The X-Change Corporation



                                                 By:   /s/ William F. Frank
                                                 Title:  Chief Executive Officer


Date: January 6, 2003

                                  EXHIBIT 99.1

      X-CHANGE CORPORATION ANNOUNCES CLOSURE OF ALTERNATIVE TRADING SYSTEM

New York, NY, January 7, 2003: The X-Change Corporation (OTCBB: XCHC.OB) announced that its WEBIXTRADER alternative trading system for over the counter equities ceased operations on December 26, 2002. The system has not generated any volume, and its continued operation represented a financial drain on the company, according to president and CEO William F. Frank.

As previously announced, all assets relating to WEBIXTRADER, including the company's right to use the technology underlying the system, will be transferred to X-Change Technologies Corp., which will no longer be a subsidiary of the company, under a Securities Repurchase Agreement dated as of December 23, 2002 between the company, X-Change Technologies Corp. and two separate groups of the company's shareholders. The closing under the Securities Repurchase Agreement is subject to various conditions, including execution of the agreement by some of the stockholders of the company and approval of the agreement by the company's stockholders as a group.

FORWARD LOOKING INFORMATION

This press release may contain forward-looking statements involving risks and uncertainties. Statements in this press release that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, are forward-looking statements within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These risks and uncertainties include, but are not limited to, fluctuations in financial results, availability and customer acceptance of products and services, the impact of competitive products, services and pricing, and general market trends and conditions. For a discussion of other potential factors that could cause actual results to vary materially from expectations, reference is made to The X-Change Corporation's annual and quarterly reports filed with the Securities and Exchange Commission. The X-Change Corporation does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:  William Frank (646) 728-7023